                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 16, 1997 (the "Amendment") is made by and among CHASE INDUSTRIES INC. (formerly, "Chase Brass Industries, Inc."), a Delaware corporation (the "Borrower"), the Guarantors and the Banks referred to in the Credit Agreement (as defined below) and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Banks under the Credit Agreement (the "Agent").

                                   WITNESSETH:

     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Credit Agreement dated as of August 30, 1996 (as hereafter amended, the "Credit Agreement");

     WHEREAS, the parties to the Credit Agreement desire to amend the provisions thereof as set forth herein;

     WHEREAS, some of the modifications to the Credit Agreement described herein relate to transactions described in that certain Letter dated as of June 7, 1997 (the "June 7, 1997 Letter") from Borrower's counsel, Fulbright & Jaworski, L.L.P., to counsel for the Agent, Buchanan Ingersoll Professional Corporation set forth on Exhibit 1 hereto; and

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have meanings assigned to them in the Credit Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.   AMENDMENTS TO CREDIT AGREEMENT RELATED TO THE PERMITTED SYNTHETIC LEASE.

     The Credit Agreement is hereby amended as follows:

     A. Defined Terms (Section 1.1).

     (a)  Permitted Liens.

          Clause (vii) of the definition of "Permitted Liens" is hereby amended and restated in its entirety to read as set forth below:

          "(vii) Claims or Liens in favor of lessors on assets of the Loan Parties leased under the Permitted Synthetic Lease or under other leases permitted under Section 8.2(d)(i) ("Other Permitted Secured Leases") or claims or Liens on assets of Unrestricted Subsidiaries or Unrestricted Joint Ventures in favor of lessors under leases for such assets;"

          (b)  Amended Definitions.

               The title of the definition of "Permitted Secured Leases" is hereby amended to read: "Other Permitted Secured Leases."

          (c)  New Definitions.

               The following new definition is hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

               "Permitted Synthetic Lease shall mean a lease by CBCC, as lessee, and a bank or affiliate of a bank, as lessor (the "Owner") for production equipment utilized at the manufacturing facility of CBCC located in Montpelier and/or Holiday City, Ohio with respect to which the total annual lease payments by CBCC shall not exceed $2,500,000 and the purchase price to be paid by the Owner for such equipment shall not exceed $15,000,000.

     B.   Indebtedness (Section 8.2(d)).

          Clause (i) of Section 8.2(d) is hereby amended and restated to read as follows:

               "(i) (A) the Permitted Synthetic Lease and (B) Other Permitted Secured Leases and Permitted Purchase Money Indebtedness of the Loan Parties provided that the unpaid aggregate principal amount of items permitted under this clause (B) does not exceed $5,000,000;"

2. AMENDMENTS TO CREDIT AGREEMENT RELATED TO CHANGES IN THE APPLICABLE PERCENTAGE, REVOLVING CREDIT EURO-RATE SPREAD AND TERM LOAN EURO-RATE SPREAD.

     The Credit Agreement is hereby amended as follows:

     A.   Commitment Fees (Section 2.3).

          The grid in Section 2.3 (Commitment Fees) which immediately follows the words, "Letters of Credit Outstanding:" is hereby amended and restated to read as follows:

Leverage Ratio Level in Effect          Applicable Percentage
------------------------------          ---------------------
              I                                  .15%
             II                                 .175
            III                                  .20
             IV                                 .225
              V                                 .275
             VI                                 .325%

     B.   Revolving Credit Euro-Rate Option (Section 4.1(a)(ii)).

          The grid in Section 4.1(a)(ii) (Revolving Credit Euro-Rate Option) which immediately follows the words "as follows:" is hereby amended and restated to read as set forth below:


Leverage Ratio Level in Effect     Revolving Credit Euro-Rate Spread
------------------------------     ---------------------------------
              I                                 .375%
             II                                  .50%
            III                                 .625%
             IV                                  .75%
              V                                 1.00%
             VI                                 1.25%

     C.   Term Loan Euro-Rate Option. (Section 4. 1 (b)(ii)).

          (i) The grid in Section 4.1(b)(ii) (Term Loan Euro-Rate Option) which immediately follows the words "as follows:" is hereby amended and restated to read as set forth below:

Leverage Ratio Level in Effect        Term Loan Euro-Rate Spread
------------------------------        --------------------------
              I                                 .375%
             II                                  .50%
            III                                 .625%
             IV                                  .75%
              V                                 1.00%
             VI                                 1.25%

     3. AMENDMENTS TO CREDIT AGREEMENT RELATED TO TERM LOAN BORROWING TRANCHES AND PREPAYMENTS.

          The Credit Agreement is hereby amended as follows:

          A.   Interest Periods (Section 4.2).

               Clause (c) of Section 4.2 is hereby amended and restated to read as follows:

                    "(c) the Euro-Rate Portion for each Interest Period shall be not less than $2,000,000 and in integral multiples of $1,000,000, except that the Euro-Rate Portion applicable to the Term Loans may be in an integral multiple of less than $1,000,000 if all outstanding Term Loans bear interest under the Euro-Rate Option and the amount of such outstanding Term Loans is not an integral multiple of $1,000,000;"

          B.   Voluntary Prepayments (Section 5.4(a)(z)).

               Clause (z) contained in Subsection (a) of Section 5.4 (Voluntary Prepayments) is hereby amended and restated to read as follows:

                     "(z) the total principal amount of such prepayment, which shall not be less than $250,000 in the case of Revolving Credit Loans and $2,000,000 and an integral multiple of $500,000 in the case of Term Loans, provided that the Borrower may make a prepayment of the Term Loans in an amount which is not an integral multiple of $500,000 if such payment shall cause the amount of outstanding Term Loans to become an integral multiple of $500,000."

4. AMENDMENTS TO CREDIT AGREEMENT RELATED TO THE NEW REVOLVING CREDIT FEDERAL FUNDS RATE OPTION.

     The Credit Agreement is hereby amended as follows:

     A.   Amended Definitions.

          The definitions listed below are amended and restated to read as set forth below:

               "Borrowing Tranche shall mean at the time in question that portion of the Loans accruing interest (i) under any Base Rate Option all of which Loans shall be deemed to be one Borrowing Tranche, (ii) under the Federal Funds Rate Option all of which Loans shall be deemed to be one Borrowing Tranche, (iii) under the Revolving Credit Euro-Rate Option having the same Borrowing Date, interest rate and Euro-Rate Interest Period, all of which Revolving Credit Loans having such same Borrowing Date, interest rate and Interest Period shall constitute one Borrowing Tranche and (iv) under the Term Loan Euro-Rate Option having the same Borrowing Date, interest rate and Interest Period, all of which Term Loans having such same Borrowing Date, interest rate and Interest Period shall constitute one Borrowing Tranche.

               Interest Rate Option shall mean the Term Loan Euro-Rate Option, Revolving Credit Euro-Rate Option, Term Loan Base Rate Option, the Revolving Credit Base Rate Option or the Revolving Credit Federal Funds Rate Option."

     B.   New Definitions.

          The following new definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

               "Federal Funds Rate Option shall mean the Revolving Credit Federal Funds Rate Option.

               Revolving Credit Federal Funds Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1(a)(iii).

               Revolving Credit Federal Funds Rate Spread shall have the meaning assigned to such term in Section 4.1(a)(iii)."

     C.   Loan Requests (Section 2.4).

          Section 2.4(a) (Revolving Credit Loan Requests) is hereby amended and restated to read as set forth below:

          "(a) Revolving Credit Loan Requests.

               Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing

          Revolving Credit Loans, by the delivery to the Agent, not later than 9:30 a.m. Pittsburgh time (i) two (2) Business Days prior to the proposed Borrowing Date (which shall be a Settlement Date) with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Revolving Credit Loans; and (ii) one (1) Business Day prior to either the proposed Borrowing Date (which shall be a Settlement Date) with respect to the making of a Revolving Credit Loan to which the Base Rate Option or the Federal Funds Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option or the Federal Funds Rate Option for any Revolving Credit Loan, of a duly completed request therefor substantially in the form of Exhibit 2.4(a) hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Revolving Credit Loan Request"), it being understood that the Agent may rely on the Authorized Officer making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date (which shall be a Settlement Date); (ii) the aggregate amount of the proposed Revolving Credit Loans comprising the Borrowing Tranche, which shall be in integral multiples of $1,000,000 and not less than $2,000,000 for Revolving Credit Loans to which the Euro-Rate Option applies and not less than the lesser of $250,000 or the difference between the Revolving Credit Commitments and the Revolving Facility Usage for Revolving Credit Loans to which the Revolving Credit Base Rate Option or Revolving Credit Federal Funds Rate Option applies; (iii) whether the Euro-Rate Option, the Federal Funds Rate Option or the Base Rate Option shall apply to the proposed Revolving Credit Loans comprising the Borrowing Tranche; and (iv) in the case of Revolving Credit Loans to which the Euro-Rate Option applies, an appropriate Interest Period for the proposed Revolving Credit Loans comprising the Borrowing Tranche.

               (b)  Swing Loans.

                    Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request Swing Loans not later than 11:00 a.m. Pittsburgh time on the proposed Borrowing Date by written request to PNC substantially in the form of Exhibit 2.4(a) hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that PNC may rely on the authority of any person making a telephonic request without the necessity of receipt of written confirmation. Each Swing Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date (which shall be a Settlement
          Date); (ii) the aggregate amount of the proposed Swing Loans comprising the Borrowing

          Tranche; and (iii) whether the Base Rate Option or the Federal Funds Rate Option shall apply to the proposed Swing Loans comprising the Borrowing Tranche"

          D.   Borrowings to Repay Swing Loans.

               Section 2.9 (Borrowings to Repay Swing Loans) is hereby amended and restated to read as set forth below:

               "2.9 Borrowings to Repay Swing Loans.

               PNC may at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Bank shall make a Revolving Credit Loan in an amount sufficient to result in each Bank having its Ratable Share of all outstanding Revolving Credit Loans after repayment of the Swing Loans under this Section D, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment. Revolving Credit Loans made under this Section shall bear interest at the Base Rate Option or Federal Funds Rate Option as applicable to the Swing Loan being repaid and shall be deemed to have been properly requested in accordance with Section 2.4(c) without regard to any of the requirements of that provision. PNC shall provide notice to the Banks (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section D and of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 7.2 are then satisfied) by 3:00 p.m. Pittsburgh time on the Business Day on which the Banks receive PNC's notice provided that PNC has delivered such notice by 12:00 noon on such Business Day, and if PNC delivers such notice after 12:00 noon on such Business Day, then by 3:00 p.m. Pittsburgh time on the Business Day next succeeding the date on which the Banks receive such notice from PNC."

          E.   Interest Rate Options (Section 4.1).

               The first Paragraph of Section 4.1 (Interest Rate Options), beginning "The Borrower" and ending "the Revolving Credit Loans" is hereby amended and restated to read as follows:

                    "The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Revolving Credit Base Rate Option, Revolving Credit Federal Funds Rate Option or Revolving Credit Euro-Rate Option set forth below applicable to the Revolving Credit Loans or the Term Loan Base Rate Option or Term Loan Euro-Rate Option set forth below applicable to the Term Loans, it being understood that subject to the provisions of this Agreement, the Borrower may select different Interest Rate

          Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche provided that there shall not be at any one time outstanding more than seven (7) Borrowing Tranches in the aggregate (including the Base Rate Option Borrowing Tranche and the Federal Funds Rate Option Borrowing Tranche, each of which shall be deemed to be one Borrowing Tranche). The Borrower shall have the right to select between the Base Rate Option and the Federal Funds Rate Option to be applicable to the Swing Loans. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:"

          F.   Revolving Credit Federal Funds Rate Option (New Section
               4.1(a)(iii)).

               A new Section 4.1(a)(iii) is hereby added to the Credit Agreement to immediately follow Section 4.1(a)(ii) and shall read as follows:

               "(iii) Revolving Credit Federal Funds Rate Option.

                    A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Federal Funds Effective Rate plus a percentage rate per annum (the "Revolving Credit Federal Funds Rate Spread"), which shall be based on the Leverage Ratio Level then in effect as set forth in the grid below. The Federal Funds Effective Rate shall change automatically from time to time and the Revolving Credit Federal Funds Rate Spread shall change at the times described below.

Leverage Ratio Level in Effect       Revolving Credit Federal Funds-Rate Spread
------------------------------       ------------------------------------------
              I                                           .75%
             II                                          .875%
            III                                          1.00%
             IV                                         1.125%
              V                                         1.375%
             VI                                         1.625%


     The Revolving Credit Federal Funds Rate Spread applicable to all Revolving Credit Loans outstanding under the Revolving Credit Federal Funds Option shall change on the effective date of any change in the Leverage Ratio Level pursuant to the definition of Leverage Ratio Level."

     G.   Default Interest.

          The words "and Swing Loans" which appear in the first sentence of
Section 4.3 (Default Interest) immediately after the words, "at a rate per annum equal to two hundred (200) basis points (2% per annum) above the rate payable on Revolving Credit Loans subject to the Base Rate Option" and before the words "from time to time" are hereby deleted.

     H.   Interest Payment Dates (Section 5.3).

          Section 5.3 (Interest Payment Dates) is hereby amended and restated to read as follows:

          "5.3 Interest Payment Dates.

               Interest on Loans to which a Base Rate Option or the Federal Funds Rate Option applies shall be due and payable in arrears on the first Business Day of each October, January, April and July after the date hereof, on the Expiration Date and upon acceleration of the Notes. Interest on Loans to which a Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three months, also on each quarterly anniversary of such first day of such Interest Period."

     I.   Voluntary Prepayments (Section 5.4).

          Clause (i) of subsection (a) of Section 5.4 (Voluntary Prepayments) is hereby amended and restated to read as follows:

               "(i) on any Business Day with respect to the Swing Loans and on any day which is a Settlement Date with respect to any Revolving Credit Loan to which the Federal Funds Rate Option applies or to any Revolving Credit Loan or Term Loan to which the Base Rate Option applies,"

          The last paragraph of clause (a) of Section 5.4, which begins "Unless otherwise specified" and ends "subject to Section 5.5(b) hereof", is hereby amended and restated to read as set forth below:

               "Unless otherwise specified by Borrower with respect to prepayments of the Euro-Rate Portion of the Loans permitted under (ii) or
     (iii) above, all prepayments shall be applied first to Loans subject to the Base Rate Option, then to Loans subject to the Federal Funds Rate Option and then to the Loans subject to the Euro-Rate Option, subject to Section 5.5(b) hereof."

     J. Mandatory Prepayments--Application Among Interest Rate Options (Section 5.7(e)).

          Section 5.7(e), Application Among Interest Rate Options, is hereby amended and restated to read as follows:

               "All prepayments required pursuant to this Section 5.7 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to a Base Rate Option, then to Loans subject to the Federal Funds Rate Option and then to Loans subject to the Euro-Rate Option. In accordance with Section 5.5(b), the Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period."

     K.   Amendments to Exhibits.

          The following exhibits to the Credit Agreement are hereby amended and restated in the form of such exhibits attached hereto:

          Exhibit 2.4(a) - Revolving Credit Loan Request
          Exhibit 2.4(b) - Swing Loan Request

5. AMENDMENTS RELATED TO NEW STOCK OPTION PLANS AND CHANGES IN THE OWNERSHIP OF THE BORROWER.

     A.   Capitalization and Ownership.

          The warranty contained in Section 6.1(b) is hereby amended and restated to read as follows:

          "(b) Capitalization and Ownership.

               The authorized capital stock of Borrower consists of 25,000,000 shares of Voting Common Stock, which are issued, outstanding and owned as indicated on Schedule 6.1 (b) hereto, 5,000,000 shares of Nonvoting Common Stock, 4,100,079 of which are issued and outstanding on the Closing Date and 1,000,000 shares of preferred stock (collectively "Borrower Shares"), none of which are issued and outstanding. There are no options, warrants or other rights outstanding to purchase any such Borrower Shares, except pursuant to the Company's 1994 Long Term Incentive Plan, 1997 Non-Employee Director Stock Option Plan and 1997 Executive Deferred Compensation Stock Option Plan. Borrower is not a party to any agreement respecting the right of the holders of the Borrower Shares to vote such Borrower Shares, except for the Voting Agreement of CVC and MVA. The Borrower has delivered a true and correct copy of the Voting Agreement to the Agent."

     B.   Amendment to Schedules.

          The text of item 4 (Employment Agreement of Robert Meyer) on Schedule 6.1(q), Material Contracts, is hereby deleted and the words "intentionally omitted" are inserted in lieu thereof. The following schedules (or portions of schedules) to the Credit Agreement are hereby amended and restated in the form of such schedules (or such portions of schedules) attached hereto:

          Schedule 6.1 (b)               -   Holders of Voting Common Stock of
                                             Borrower
          Schedule 6.1(q) (Page 4 only)  -   Material Contracts.

6. AMENDMENTS AND WAIVERS RELATED TO TRANSFERS OF CERTAIN INTELLECTUAL PROPERTY FROM CBCC TO LEAVITT TUBE.

     A. Dispositions of Assets of the Loan Parties. A new clause (viii) is hereby added to Section 8.2(h), Dispositions of Assets of the Loan Parties, to read as set forth below and to follow clause (vii) and clauses (viii) and (ix) are renumbered as clauses (ix) and (x), respectively.

               "(ix) any sale, transfer or lease of assets by one Loan Party to another Loan Party;"

     B. Liquidations, Mergers, Consolidations, Acquisitions. Clause (1), Transaction With Other Loan Parties, of Section 8.2(j), Liquidations, Mergers, Consolidation, Acquisitions, is hereby amended and restated to read as set forth below:

            "(1) Transactions Among Loan Parties. Any Loan Party other than the Borrower may merge into another Loan Party or the Borrower and any Loan Party may acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of another Loan Party other than the Borrower, provided that if any Loan Party acquires any stock of another Loan Party the acquirer shall amend Schedule A to the Pledge Agreement and deliver to the Agent the certificates representing the new or acquired shares, together with appropriate executed undated stock powers, at least two(2) Business Days before the date on which such acquirer acquires such shares."

     C.   Affiliate Transactions.

          Section 8.2(k), Affiliate Transactions, is hereby amended and restated to read as follows:

          "(k) Affiliate Transactions.

          Each of the Loan Parties shall not enter into or carry out any transaction with or among any Affiliates (including, without limitation, purchasing property or services from, or selling property or services to, any Affiliate, Unrestricted Subsidiary, Unrestricted Joint Venture or other Person, but excluding compensation arrangements approved by such Loan Party's board of directors, Equity Contributions permitted under Section 8.2(g) and transactions solely by and among Loan Parties), unless such transaction is not otherwise prohibited by this Agreement and is entered into in the ordinary course of business upon arm's length terms and conditions and is in accordance with all applicable Law.

     D.   Waivers.

          The Banks hereby waive any violations of Sections 8.2(h), (j) and (k) of the Credit Agreement by the Loan Parties resulting from the transactions described in Section II of the June 7, 1997 Letter to the extent any such transaction occurred prior to the effective date of this Amendment.

     E.   Schedules.

          The following schedules (or portions of schedules) to the Credit Agreement are hereby amended and restated in the form of such schedules (or such portions of schedules) attached hereto:

          Schedule 6.1 (c)                Subsidiaries of Borrower
          Page 3 of Schedule 6.1(m)   -   Patents, Trademarks, Copyrights and
                                          Licenses

          Schedule A to the Pledge Agreement, Description of Stock Pledged as Collateral, is hereby amended and restated in the form of such Schedule A to the Pledge Agreement attached hereto.

7.   AMENDMENTS RELATED TO CHANGE OF NAME OF THE BORROWER.

          It is acknowledged that the Borrower changed its name, effective May 14, 1997, from "Chase Brass Industries, Inc." to "Chase Industries Inc." All references to "Chase Brass Industries, Inc." contained in the Credit Agreement, or the exhibits or schedules thereto, the Notes, the Intercompany Loan Subordination Agreement, the Intercompany Notes, the Agent's Fee Letter, any Application, the Guaranty Agreement, the Pledge Agreement and any other Loan Document are hereby amended to read: "Chase Industries Inc." The Borrower is hereby instructed to revise appropriately the references to the Borrower in all compliance certificates, notice certificates, loan requests and other documents which the Borrower delivers to the Agent or the Banks after May 14, 1997 to reflect the foregoing name change, provided that it is acknowledged that any reference to "Chase Brass Industries, Inc." in any such documents shall be deemed to refer to Chase Industries Inc.

8.   AMENDMENT TO ADDRESSES FOR NOTICES.

     Schedule 11.6, Addresses for Notices, is hereby amended and restated to read as set forth on Schedule 11.6 hereto.

9.   EFFECTIVE DATE OF CHANGES IN INTEREST RATES AND COMMITMENT Fees.

     The Applicable Percentage (with respect to Commitment Fees) and Revolving Credit Euro-Rate Spread and Term Loan Euro-Rate Spread shall change in accordance with the grids set forth in Section 2 of this Amendment on June 16, 1997.

10.  REPRESENTATIONS AND WARRANTIES.

     The Borrower hereby represents and warrants to Banks that after giving effect to this Amendment, the representations and warranties of Borrower contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by Borrower on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. After giving effect to this Amendment, the Borrower is in compliance with all terms, conditions, provisions, and covenants contained in the Loan Agreement and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon Borrower or any of its property; and, no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Amendment.

11.  ASSIGNMENT OF NATIONAL CITY BANK INTEREST.

     The parties hereto acknowledge that National City Bank is selling and assigning its outstanding Loans and Commitment and other rights and interests under the Credit Agreement (the "NCB Interest") to PNC Bank, National Association effective on the effective date of this Amendment.

12.  CONDITIONS OF EFFECTIVENESS OF AMENDMENT.

     This Amendment shall be effective upon execution by each of the Borrower, the Guarantors, the Banks and the Agent and the satisfaction of all of the following conditions:

     A.   Representations and Warranties.

          The representations and warranties contained in Section 6 of this Amendment shall be true and correct.

     B.   Secretary's Certificate.

          There shall be delivered to the Agent for the benefit of each Bank a certificate dated the effective date of this Amendment and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

          (i) all action taken by each Loan Party in connection with this Amendment; and

          (ii) the names of the officer or officers authorized to sign this Amendment and the true signatures of such officer or officers.

     C.   Opinion of Counsel.

          There shall be delivered to the Agents for the benefit of each Bank written opinion of counsel for the Borrower and its Subsidiaries dated as of the effective date of this Amendment and in form and substance satisfactory to the Agents and their counsel as to the matters set forth in Exhibit 7(C) hereto.

     D.   Schedules and Exhibits.

          The Borrower shall have delivered to the Agent each of the Schedules to this Amendment and the parties shall have completed and attached hereto each of the Exhibits to this Amendment.

     E.   Deliveries Under the Pledge Agreement.

          The Borrower or CBCC shall deliver to the Agent for the benefit of the Banks the following documents:

          (a) New Stock Certificates and Stock Powers--Shares of Leavitt Tube Owned by CBCC. New stock certificate for 965 shares of common stock of Leavitt Tube in issued to CBCC, together with an appropriate stock power signed and undated.

          (b) UCC-1 Financing Statements--CBCC as Debtor--UCC-1 financing statements in forms acceptable to the Agent executed by CBCC, as debtor, to be filed in all applicable jurisdictions as necessary to perfect the Agent's security interest in the pledged shares described in clause (a) above. Such jurisdictions shall include the Secretary of State of Ohio and the Williams County Ohio recorder's office.

          (c) New Stock Certificates and Stock Powers--Shares of Leavitt Tube and CBCC Owned by the Borrower. New stock certificates for the shares held by the Borrower in the Subsidiaries listed below. Each such new certificate shall name "Chase Industries, Inc." (and not "Chase Brass Industries, Inc.") as the owner of such shares and shall be accompanied by an appropriate stock power relating to such certificate which shall be signed but not dated. (The Agent shall return to the Loan Parties the stock certificates for such shares and the related stock powers currently in the possession of the Agent.)


                 Company                                Shares
                 -------                                ------
                   CBCC                       1,000 shares of common stock

                Leavitt Tube                  1,000 shares of common stock

          (d) UCC-1 Statements and Amendments--Borrower as Debtor. Amendments to the following financing statements, and/or new financing statements replacing or supplementing such statements, in forms acceptable to the Agent, changing the name of the debtor thereon from "Chase Brass Industries, Inc." to "Chase Industries, Inc.":


-----------------------------------------------------------------------
             SECURED           FILING               FILE        DATE
  DEBTOR     PARTY             OFFICE              NUMBER       FILED
-----------------------------------------------------------------------

    CBI       Agent      Secretary of State -      180172       9/11/96
                         New York
-----------------------------------------------------------------------
    CBI       Agent      City Register, New      96PN40713      9/13/96
                         York County, NY
-----------------------------------------------------------------------
    CBI       Agent      Secretary of State -     AN02150       9/11/96
                         Ohio
-----------------------------------------------------------------------
    CBI       Agent      Recorder, Williams         59149       9/11/96
                         County, OH
-----------------------------------------------------------------------


13.  REFERENCES TO CREDIT AGREEMENT; INCONSISTENCY.

     On and after the effective date of this Amendment, any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or any Loan Document, the terms and provisions hereof shall control.

14.  FORCE AND EFFECT.

     Each of the Guarantors and the Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and confirms that all such documents have remained in full force and effect since the date of their execution.

15.  GOVERNING LAW.

     This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

16.  COUNTERPARTS.

     This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                   [SIGNATURE PAGE 1 OF 3 TO FIRST AMENDMENT]


                                                           BORROWER:

ATTEST:                                                    CHASE INDUSTRIES INC.


         /s/ Julie E. Wonderly                             By:               /s/ Michael T. Segraves
--------------------------------------                        --------------------------------------
Name:    Julie E. Wonderly                                 Name:    Michael T. Segraves
     ---------------------------------                          ------------------------------------
Title:   Executive Secretary                               Title:   Chief Financial Officer
      --------------------------------                           -----------------------------------

                                                           GUARANTORS:

ATTEST:                                                    CHASE BRASS & COPPER COMPANY,
                                                           INC.


         /s/ Julie E. Wonderly                             By:               /s/ Michael T. Segraves
--------------------------------------                        --------------------------------------
Name:    Julie E. Wonderly                                 Name:    Michael T. Segraves
     ---------------------------------                          ------------------------------------
Title:   Executive Secretary                               Title:   Chief Financial Officer
      --------------------------------                           -----------------------------------

ATTEST:                                                    LEAVITT TUBE COMPANY, INC.



         /s/ Julie E. Wonderly                             By:               /s/ Michael T. Segraves
--------------------------------------                        --------------------------------------
Name:    Julie E. Wonderly                                 Name:    Michael T. Segraves
     ---------------------------------                          ------------------------------------
Title:   Executive Secretary                               Title:   Chief Financial Officer, Vice
      --------------------------------                           -----------------------------------
                                                                  President and Assistant Treasurer
                                                                 -----------------------------------

ATTEST:                                                    HOLCO CORPORATION



         /s/ Julie E. Wonderly                             By:               /s/ Michael T. Segraves
--------------------------------------                        --------------------------------------
Name:    Julie E. Wonderly                                 Name:    Michael T. Segraves
     ---------------------------------                          ------------------------------------
Title:   Executive Secretary                               Title:   Chief Financial Officer, Vice
      --------------------------------                           -----------------------------------
                                                                  President and Assistant Treasurer
                                                                 -----------------------------------

                   [SIGNATURE PAGE 2 OF 3 TO FIRST AMENDMENT]





                                                           AGENT AND BANKS:

                                                           PNC BANK, NATIONAL ASSOCIATION,
                                                           individually and as the Agent



                                                           By:      /s/ Mark Rutherford
                                                                 -----------------------------------
                                                           Name:    Mark Rutherford
                                                                 -----------------------------------
                                                           Title:   Vice-President
                                                                  ----------------------------------


                                                           ABN AMRO BANK N.V.
                                                           By:      ABN AMRO NORTH AMERICA,
                                                                    INC., its agent



                                                           By:      /s/ Christopher S. Helmicci
                                                                 -----------------------------------
                                                           Name:    Christopher S. Helmicci
                                                                 -----------------------------------
                                                           Title:   Vice President
                                                                  ----------------------------------



                                                           By:      /s/ Kathryn C. Toth
                                                                 -----------------------------------
                                                           Name:    Kathryn C. Toth
                                                                 -----------------------------------
                                                           Title:   Group Vice President and
                                                                  ----------------------------------
                                                                    Operational Manager
                                                                  ----------------------------------


                                                           COMERICA BANK



                                                           By:      /s/ Lee J. Santioni
                                                                 -----------------------------------
                                                           Name:    Lee J. Santioni
                                                                 -----------------------------------
                                                           Title:   First Vice President
                                                                  ----------------------------------

                   [SIGNATURE PAGE 3 OF 3 TO FIRST AMENDMENT]



                                                           IBJ SCHRODER BANK & TRUST
                                                           COMPANY



                                                           By:      /s/ Mary McLaughlin
                                                                 -----------------------------------
                                                           Name:    Mary McLaughlin
                                                                 -----------------------------------
                                                           Title:   Vice President
                                                                  ----------------------------------

                                                           NATIONAL CITY BANK



                                                           By:      /s/ M. M. Orsini
                                                                 -----------------------------------
                                                           Name:    M. M. Orsini
                                                                 -----------------------------------
                                                           Title:   Vice President
                                                                  ----------------------------------

                                                           NBD BANK



                                                           By:      /s/ Daniel J. Pienta
                                                                 -----------------------------------
                                                           Name:    Daniel J. Pienta
                                                                 -----------------------------------
                                                           Title:   Vice President
                                                                  ----------------------------------

                                                           STAR BANK, N.A.



                                                           By:      /s/ David J. Dannemiller
                                                                 -----------------------------------
                                                           Name:    David J. Dannemiller
                                                                 -----------------------------------
                                                           Title:   Vice President
                                                                  ----------------------------------